Exhibit 10.47

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement, dated the 1st day of June, 2003, by and among Respironics, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement (as hereinafter defined)), the Banks (as defined in the Credit Agreement), PNC Bank, National Association, in its capacity as agent for the Banks under this Agreement (hereinafter referred to in such capacity as the “Agent”), and Citizens Bank of Pennsylvania and Fleet National Bank, in their capacity as documentation agents for the Banks under this Agreement (hereinafter collectively referred to as the “Documentation Agents”) (“First Amendment”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Banks and the Agent entered into that certain Credit Agreement, dated August 19, 2002 (the “Credit Agreement”), pursuant to which, among other things, the Banks agreed to provide the Borrower with a revolving credit facility in an aggregate principal amount not to exceed One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00); and

WHEREAS, the Borrower and the Guarantors desire to amend certain provisions of the Credit Agreement and the Banks and the Agent shall permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2. Clause (viii) of the definition of Permitted Liens in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(viii) Purchase Money Security Interests arising after the date of this Agreement, Liens pursuant to capitalized leases arising after the date of this Agreement, and existing Liens on assets of a Person at the time it becomes a Subsidiary in connection with a Permitted Acquisition or an investment permitted pursuant to Section 7.2.4(v) hereof, provided that such Liens extend only to the assets acquired in such Permitted Acquisition or such investment permitted pursuant to Section 7.2.4(v) hereof, as the case may be, and provided further that the aggregate amount of Indebtedness secured by such Purchase Money Security Interests, capitalized leases and such Liens arising in connection with Permitted Acquisitions and such investments permitted pursuant to Section 7.2.4(v) hereof shall not exceed the amount set forth in Section 7.2.1(iii);

3. Sections 7.2.1(iii)(d) and (e) of the Credit Agreement are hereby deleted in their entirety and in their stead are inserted the following:

(d) of Persons acquired pursuant to Permitted Acquisitions or investments permitted pursuant to Section 7.2.4(v) hereof; or (e) in the form of reimbursement obligations under letters of credit or arising under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency;

4. The provisions of Section 2 of this First Amendment shall not become effective until the Bank has received the following items, each in form and substance acceptable to the Bank and its counsel:

(a)	this First Amendment, duly executed by each of the Loan Parties; and

(b)	such other documents as may be reasonably requested by the Banks.

5. Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement.

6. Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which at any time has secured the Obligations including, without limitation, the Guaranty Agreements, hereby continue to secure the Obligations.

7. Each Loan Party hereby represents and warrants to the Banks and the Agent that (i) such Loan Party has the legal power and authority to execute and deliver this First Amendment, (ii) the officers of such Loan Party executing this First Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof, (iii) the execution and delivery hereof by such Loan Party and the performance and observance by such Loan Party of the provisions hereof and of the Credit Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational agreements of such Loan Party or any Law applicable to such Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Loan Party, and (iv) this First Amendment, the Credit Agreement and the documents executed or to be executed by such Loan Party in connection herewith or therewith constitute valid and binding obligations of such Loan Party in every respect, enforceable in accordance with their respective terms.

8. Each Loan Party represents and warrants that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this First Amendment or the performance or observance of any provision hereof, (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified

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in writing in accordance with the Credit Agreement and (ii) it presently has no known claims or actions of any kind at Law or in equity against the Banks or the Agent arising out of or in any way relating to the Loan Documents.

9. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

10. The agreements contained in this First Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This First Amendment amends the Credit Agreement and is not a novation thereof.

11. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

12. This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each Loan Party hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this First Amendment.

[INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers on the 16th day of June, 2003, to be effective on the day and year first above written.

ATTEST:		RESPIRONICS, INC., a Delaware corporation

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		RIC INVESTMENTS, INC., a Delaware corporation

By:	/s/ STEVEN P. FULTON	By:	/s/ Patricia Newingham
Title:	Executive Vice President & Secretary	Title:	Executive Vice President & Treasurer

ATTEST:		RESPIRONICS INTERNATIONAL, INC., a Delaware corporation

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		SWIFTMED CORP., a Georgia corporation

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		RESPIRONICS COLORADO, INC., a Colorado corporation

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		RESPIRONICS INTERNATIONAL GLOBAL ENTERPRISES, INC., a Delaware corporation

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		RESPIRONICS CALIFORNIA, INC., a California corporation

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		RESPIRONICS HEALTHSCAN, INC., a New Jersey corporation

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		RESPIRONICS DEUTSCHLAND GMBH AND CO. KG, a Federal Republic of Germany limited partnership

By: Respironics Verwaltungsgesellschaft mbH, a Federal Republic of Germany corporation

By:	/s/ MICHAEL HEINZ	By:	/s/ PETER HABBLETHWAITE
Title:	Controller	Title:	Managing Director

ATTEST:		RESPIRONICS (HK) LTD., a Hong Kong corporation

By:	/s/ EILEEN R. SISCA	By:	/s/ JAMES W. LIKEN
Title:	Corporate Counsel	Title:	President & Chief Executive Officer

ATTEST:		RESPIRONICS FRANCE S.A.R.L., a French corporation

By:	/s/ EILEEN R. SISCA	By:	/s/ JAMES C. WOLL
Title:	Corporate Counsel	Title:	Associee Unique

ATTEST:		FIBEROPTIC MEDICAL PRODUCTS, INC., a Delaware corporation

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		RESPIRONICS NOVAMETRIX, LLC, a Delaware limited liability company

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		CHILDRENS MEDICAL VENTURES, LLC, a Delaware limited liability company

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

ATTEST:		RI FINANCE, INC., a Delaware corporation

By:	/s/ STEVE P. FULTON	By:	/s/ PATRICIA NEWINGHAM
Title:	Executive Vice President & Secretary	Title:	Executive Vice President & Treasurer

ATTEST:		RI LICENSING, INC., a Delaware corporation

By:	/s/ STEVE P. FULTON	By:	/s/ PATRICIA NEWINGHAM
Title:	Executive Vice President & Secretary	Title:	Executive Vice President & Treasurer

ATTEST:		RESPIRONICS OVERSEAS, INC., a Delaware corporation

By:	/s/ DORITA A. PISHKO	By:	/s/ JAMES W. LIKEN
Title:	Secretary	Title:	President & Chief Executive Officer

PNC BANK, NATIONAL ASSOCIATION, individually as a Bank and as Agent

		By:	/s/ ENRICO DELLA CORNA
		Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA, individually as a Bank and as Documentation Agent

		By:	/s/ DWAYNE FINNEY
		Title:	Vice President

FLEET NATIONAL BANK, individually as a Bank and as Documentation Agent

By:	/s/ EDWARD F. MCKENNEY
Title:	Senior Vice President

FIFTH THIRD BANK

By:	/s/ JAMES J. JANOVSKY
Title:	Vice President

NATIONAL CITY BANK OF PENNSYLVANIA

By:	/s/ SUSAN J. DIMMICK
Title:	Vice President

PROVIDENT BANK

By:	/s/ Ronald L. Tassone
Title:	Senior Vice President